SIGNIFICANT TRANSACTIONS	12 Months Ended
Jun. 30, 2026
SIGNIFICANT TRANSACTIONS
SIGNIFICANT TRANSACTIONS

6.    SIGNIFICANT TRANSACTIONS

ASSETS SUBJECT TO FORECLOSURE AND DISCONTINUED OPERATIONS

On November 10, 2025, we received a declaration of acceleration from the holders of the Secured Notes, alleging defaults under the note documents. On November 11, 2025, the holders commenced a lawsuit against us and certain of our subsidiaries and affiliates that guaranteed such notes in the Supreme Court of the State of New York, County of New York, captioned Jasper Lake Ventures One LLC, et al. v. Bioceres Crop Solutions Corp., et al. (Index No. 659704/2025), seeking full repayment of the amounts allegedly due under the notes. We have disputed the alleged defaults and the validity of the acceleration.

On December 18, 2025, the Court granted the noteholders a preliminary injunction prohibiting the transfer or encumbrance of the relevant collateral. On January 20, 2026, the Pro Farm Foreclosure auction was held at which the collateral pledged by Pro Farm Group, Inc. and Pro Farm Michigan Manufacturing, LLC was sold. An affiliate of the noteholders, PFG Holdings Corp., was the only bidder and submitted the winning credit bid of $15 million.

On June 16, 2026, the Court granted the noteholders partial summary judgment on liability, finding that multiple events of default had occurred under the note documents and that both us and our relevant guarantors are jointly and severally liable. On September 18, 2026, the Court granted the noteholders’ motion for summary judgment as to damages, and on September 23, 2026, the Court entered an order awarding the noteholders a judgment in the amount of approximately $110.1 million, plus per diem and statutory interest, and attorneys’ fees and costs totaling $1.4 million. On October 2, 2026, the Clerk entered the corresponding judgment. The judgment and the orders granting judgment in favor of the noteholders are currently on appeal in the New York Appellate Division, First Department.

As of the date of this report, this dispute has resulted in two additional actions currently pending in the Supreme Court of the State of New York, County of New York, captioned Bioceres Crop Solutions Corp. v. PFG Holding Corp. (Index No. 652841/2026) and Bioceres Crop Solutions Corp. v. Jasper Lake Ventures One LLC, et al. (Index No. 654087/2026). These actions relate to our continued dispute as to the alleged defaults, the validity of the acceleration, and the commercial reasonableness of the Pro Farm Foreclosure process. We have reserved all rights and remedies in this respect.

Due to the situation described above, as of June 30, 2026, the collateral assets subject to the court-mandated disposal process met the criteria set forth in IFRS 5 to be classified as non-current assets held for sale, as:

●	the assets were available for immediate sale in their present condition;
●	the sale was highly probable and imposed by a binding judicial rule;
●	an active and irreversible process to dispose of the assets had been initiated; and
●	the sale was expected to be completed within twelve months of the reporting date.

In accordance with IFRS 5, the assets classified as subject to foreclosure were measured at the lower of their carrying amount and fair value less costs to sell. Based on the $15.0 million consideration determined in the foreclosure auction, less the $1.4 million of court-awarded expenses, the Group recognized an impairment loss to reduce the carrying amount of the assets to their estimated recoverable amount.

The cumulative loss recognized due to the measurement in connection with the net assets subject to foreclosure amounted to $181.3 million, as detailed below.

Net assets reclassified as subject to foreclosure	194,905,248
Consideration offered net of court-awarded expenses	(13,600,000)
Net loss from foreclosure	181,305,248

The disposal group classified subject to foreclosure represents a separate major geographical area of operations, primarily related to the Group’s activities, mainly in the United States and Europe, and constitutes a significant component of the Group’s consolidated assets and revenues.

As a result, the disposal qualifies as a discontinued operation in accordance with IFRS 5. Consequently, from the foreclosure date onward:

●	the results of the discontinued operation have been presented separately from continuing operations in the consolidated statements of profit or loss and other comprehensive income;
●	the assets and liabilities related to the discontinued operation have been presented separately in the consolidated statement of financial position (“assets and liabilities subject to foreclosure”).
●	cash flow attributable to the discontinued operation have been presented separately from those of continuing operations in the consolidated statement of cash flows, disclosing operating, investing and financing cash flows; and
●	comparative information has been recast to reflect the discontinued operation presentation.

Net assets classified as subject to foreclosure

The carrying amount of the net assets subject to foreclosure was estimated based on the best information available on the reporting date as the transition process remained ongoing and had not been formally finalized.

Amount
Current assets
Cash and cash equivalents	555,828
Trade receivables	22,427,071
Other receivables	3,046,129
Inventories	12,742,121
Non-current assets
Other receivables	2,229,671
Investment properties	568,967
Property, plant and equipment	12,171,900
Intangible assets	89,619,466
Goodwill	76,089,749
Right of use asset	4,884,724
Total assets subject to foreclosure	224,335,626

Current liabilities
Trade and other payables	20,483,115
Borrowings	21,046
Employee benefits and social security	369,852
Consideration for acquisition	7,530
Lease liabilities	988,531
Non-current liabilities
Borrowings	3,024,032
Deferred revenue and advances from customers	383,422
Lease liabilities	4,152,850
Total liabilities subject to foreclosure	29,430,378

Net assets subject to foreclosure	194,905,248

The assets subject to foreclosure had an aggregate carrying amount of $224.3 million, while the related liabilities amounted to $29.4 million, resulting in net assets subject to foreclosure of $194.9 million. The assets were remeasured based on the $15.0 million foreclosure consideration offered by the noteholders, net of $1.4 million of court-awarded expenses, plus $29.4 million of liabilities associated with the foreclosed assets expected to be assumed as part of the foreclosure process. Accordingly, the assets subject to foreclosure were remeasured to $44.4 million and presented separately in the consolidated statements of financial position as “Assets subject to foreclosure.”

Net income from discontinued operations

As described above, the Group consolidated the discontinued operations through the foreclosure procedure. The results presented below as discontinued operations have been included in the consolidated financial statements for the year ended June 30, 2026, 2025 and 2024.

	06/30/2026	06/30/2025	06/30/2024
Revenues from contracts with customers	24,253,498	45,682,930	44,390,009
Cost of sales	(7,900,947)	(19,039,880)	(15,186,193)
Changes in the net realizable value of agricultural products after harvest	—	(428)	—
Research and development expenses	(3,577,786)	(5,459,224)	(8,810,509)
Selling, general and administrative expenses	(12,779,498)	(29,412,227)	(26,715,997)
Other income or expenses, net	129,029	(604,829)	40,903
Operating profit /(loss)	124,296	(8,833,658)	(6,281,787)

Financial cost	(361,892)	(3,760,311)	(2,061,990)
Other financial results	243,043	1,539,854	(2,844,412)
Loss before income tax	5,447	(11,054,115)	(11,188,189)

Income tax	(205,166)	1,344,872	2,825,034
Loss for the year from discontinued operations	(199,719)	(9,709,243)	(8,363,155)